EX-32.1

                   CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES

EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

                        ---------------------------------

         I, ANTHONY C. PAPALIA, PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICER OF CHEFS INTERNATIONAL, INC. (THE "COMPANY"), DO HEREBY CERTIFY, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT:

     (a) the Annual Report on Form 10-KSB of the Company for the fiscal year ended January 25, 2004 which this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (b) to the best of my knowledge, the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:     April 22, 2004

                                                  /s/ Anthony C. Papalia
                                                  ------------------------------
                                                  Anthony C. Papalia
                                                  Principal Executive and
                                                  Principal Financial Officer
                                                  Chefs International, Inc.